UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GENESIS UNICORN CAPITAL CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GENESIS UNICORN CAPITAL CORP.

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

January 25, 2023

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of Genesis Unicorn Capital Corp. (the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 9:00 a.m. Eastern Time on February 14, 2023. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting as a virtual meeting via the following information:

Virtual meeting information

Genesis Unicorn Capital Corp. Virtual Shareholder Meeting Information:

Meeting Date: February 14, 2023

Meeting Time: 9:00 A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/genesisunicorn/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 1614163#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/genesisunicorn/2023. We are first mailing these materials to our stockholders on or about January 26, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to permit the Board to extend the date by which the Company has to consummate a business combination twelve (12) times for an additional one (1) month each time from February 17, 2023 to February 17, 2024 (the termination date as may be so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

(ii) Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of February 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 12 months from February 17, 2023 to February 17, 2024 and to the extent the Charter is amended to extend the Business Combination Period (the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $0.06 for each issued and outstanding share of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed for each such one-month extension (each an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B;

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(iii) Proposal 3 — A proposal to amend Section 9.2(a) in the Charter by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering” (we refer to this proposal as the “Net Tangible Asset Requirement Amendment Proposal”); and

(iv) Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1, Proposal 2, and Proposal 3 (we refer to this proposal as the “Adjournment Proposal”).

The Company’s Charter and Trust Agreement provide that the Company has the right to extend the Combination Period from February 17, 2023 to August 17, 2023 (i.e., 18 months from the consummation of the Company’s initial public offering (the “IPO”)). The only way to extend the Combination Period from February 17, 2023 to August 17, 2023 for two (2) successive three-month periods without the need for a separate stockholder vote under the current Charter and Trust Agreement is for the Company’s sponsor or its affiliates or designees, upon five days’ advance notice, to deposit into the Trust Account $1,725,000 each time (i.e., $0.20 per issued and outstanding Public Share), on or prior to February 17, 2023 and May 17, 2023, respectively.

If both the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period twelve (12) times for an additional one (1) month each time, from February 17, 2023 to February 17, 2024, provided that the Extension Payment of $0.06 for each Public Share that has not been redeemed is deposited into the Trust Account each time at each extension election. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds deposited into the Trust Account in connection with extensions of time to complete the business combination will be different than what would have been deposited into that account in the absence of the approval of those proposals.

As previously announced, on November 29, 2022, the Company entered into that certain agreement and plan of merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company and ESGL Holdings Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Company (“PubCo”), ESGH Merger Sub Corp., a Cayman Islands exempted company and wholly owned subsidiary of PubCo (“Merger Sub”), Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (“ESGL”), and Quek Leng Chuang, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the shareholders (the “Shareholder Representative”), pursuant to which, among other things, (i) the Company will be merged with and into PubCo (the “Redomestication Merger”), with PubCo surviving the Redomestication Merger, and (ii) Merger Sub will be merged with and into ESGL (the “Acquisition Merger”), with ESGL surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the “Merger” or the “Business Combination”). The Merger Agreement provides that the outside date for the closing of the Business Combination is June 30, 2023 (the “Outside Date”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement. The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before June 30, 2023, the Outside Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before February 17, 2024. Under the circumstances, Genesis Unicorn Capital, LLC (the “Sponsor”) wants to pay an extension amount that could potentially be less than the $1,725,000 for the extension provided by the Charter and Trust Agreement. However, this could be contrary to the interests of our remaining public stockholders, who may have less funds in the Trust Account than if the extension provision was not amended.

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After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor or its affiliates will lend $517,500 (i.e. $0.06 per Public Share assuming no redemptions) to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as an Extension Payment, upon five days’ advance notice prior to February 17, 2023, and to extend the Combination Period to March 17, 2023. The Contribution will be deposited in the Trust Account within five business days prior to February 17, 2023. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment proposals are not approved.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment and the Net Tangible Asset Requirement Amendment Proposals are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal, the Trust Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in the Charter, as amended by the Extension Amendment and the Net Tangible Asset Requirement Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88,824,794 of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 2,533,581 shares of common stock which include 2,156,250 shares of our Class B common stock, which we refer to as the “Founder Shares,” that were issued prior to the IPO and 377,331 shares of Class A common stock that make up part of the units, which we refer to as the “Private Placement Units,” that were purchased by the Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or February 10, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

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As of December 31, 2022, there was approximately $88,824,794 in the Trust Account. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Business Combination Period is extended for 12 months to February 17, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.36 per share (including estimated interest income), in comparison to the current redemption price of approximately $10.34 per share (including estimated interest income and assuming a redemption date of February 17, 2023). The closing price of the Company’s common stock on January 9, 2023 was $10.20. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal are not approved and we do not consummate a business combination by February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months each time by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account), as contemplated by our IPO prospectus and in accordance with the Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal and the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and the Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on January 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment and the Trust Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Samuel Lui
Samuel Lui
President and Chief Financial Officer
January 25, 2023

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GENESIS UNICORN CAPITAL CORP.

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 14, 2023

January 25, 2023

To the Stockholders of Genesis Unicorn Capital Corp.:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of Genesis Unicorn Capital Corp. (the “Company”), a Delaware corporation, will be held on February 14, 2023, at 9:00 a.m. Eastern Time. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting as a virtual meeting accessible using the following information:

Virtual meeting information

Genesis Unicorn Capital Corp. Virtual Shareholder Meeting Information:

Meeting Date: February 14, 2023

Meeting Time: 9:00 A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/genesisunicorn/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 1614163#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to permit the Board to extend the date by which the Company has to consummate a business combination twelve (12) times for an additional one (1) month each time from February 17, 2023 to February 17, 2024 (the termination date as may be so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	A proposal to amend the Company’s investment management trust agreement, dated as of February 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 12 months from February 17, 2023 to February 17, 2024 and to the extent the Charter is amended to extend the Business Combination Period (the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $0.06 for each issued and outstanding share of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed for each such one-month extension (each an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”);

3.	A proposal to amend Section 9.2(a) in the Charter by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering” (we refer to this proposal as the “Net Tangible Asset Requirement Amendment Proposal”);

4.	A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve Proposal 1, Proposal 2 and Proposal 3 (we refer to this proposal as the “Adjournment Proposal”); and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

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The Board of Directors has fixed the close of business on January 17, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Samuel Lui
President and Chief Financial Officer

New York, New York

January 25, 2023

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IMPORTANT

IF YOU CANNOT ATTEND THE SPECIAL MEETING VIRTUALLY, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 14, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/genesisunicorn/2023.

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GENESIS UNICORN CAPITAL CORP.

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD FEBRUARY 14, 2023

FIRST MAILED ON OR ABOUT JANUARY 26, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Genesis Unicorn Capital Corp. (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on February 14, 2023 at 9:00 a.m. Eastern time for the purposes set forth in the accompanying Notice of Meeting. Due to the COVID-19 pandemic, the Company will be holding the Special Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

Virtual meeting information

Genesis Unicorn Capital Corp. Virtual Shareholder Meeting Information:

Meeting Date: February 14, 2023

Meeting Time: 9:00 A.M.

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/genesisunicorn/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 1614163#

The principal executive office of the Company is 281 Witherspoon Street, Suite 120, Princeton, New Jersey 08540 and its telephone number, including area code, is (609) 466-0792.

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Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s management’s current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against ESGL and the Company following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of ESGL and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the amount of redemption requests made by the Company’s stockholders; (5) changes to the proposed structure of the Merger that may be required or appropriate as a result of applicable laws; (6) the ability to meet Nasdaq listing standards following the consummation of the Merger; (7) the risk that the Merger disrupts current plans and operations of ESGL as a result of the announcement and consummation of the Merger; (8) the ability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with third parties and partners and retain its management and key employees; (9) costs related to the Merger; (10) changes in applicable laws or regulations; (11) the possibility that ESGL or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors; (12) the availability of capital and ESGL estimates of expenses; (13) changes in the assumptions underlying ESGL’s expectations regarding its future business or business model; and (14) other risks and uncertainties set forth in the registration statement on Form F-4 filed by PubCo with the SEC in connection with the Merger, including those under “Risk Factors” therein, and other documents filed or to be filed from time to time with the SEC by the Company. The Company cautions that the foregoing list of factors is not exclusive. ESGL and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ESGL and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

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Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to permit the Board to extend the date by which the Company has to consummate a business combination from February 17, 2023 to February 17, 2024 (the termination date as may be so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”). A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to amend the Company’s investment management trust agreement, dated as of February 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be extended for a period of 12 months from February 17, 2023 to February 17, 2024 and to the extent the Company’s Amended and Restated Certificate of Incorporation is amended to extend the Business Combination Period (the “Trust Amendment”) by depositing into the trust account (the “Trust Account”) $0.06 for each issued and outstanding share of common stock issued in the IPO (each, a “Public Share”) that has not been redeemed for each such one-month extension (each an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B; and;

3.	Proposal 3 — A proposal to amend Section 9.2(a) in the Charter by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering” (we refer to this proposal as the “Net Tangible Asset Requirement Amendment Proposal”);

4.	Proposal 4 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve Proposal 1 and Proposal 2 (we refer to this proposal as the “Adjournment Proposal”); and

5.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company’s Charter and Trust Agreement provide that the Company has the right to extend the Combination Period from February 17, 2023 to August 17, 2023 (i.e., 18 months from the consummation of the Company’s initial public offering (the “IPO”)). The only way to extend the Combination Period from February 17, 2023 to August 17, 2023 for two (2) successive three-month periods without the need for a separate stockholder vote under the current Charter and Trust Agreement is for the Sponsor or its affiliates or designees, upon five days’ advance notice, to deposit into the Trust Account $1,725,000 each time (i.e., $0.20 per issued and outstanding Public Share), on or prior to February 17, 2023 and May 17, 2023, respectively.

If both the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will have the right to extend the Combination Period from February 17, 2023 to February 17, 2024, provided that the Extension Payment of $0.06 for each Public Share that has not been redeemed is deposited into the Trust Account at each extension election. Therefore, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amount of funds deposited into the Trust Account in connection with extensions of time to complete the business combination will be different than what would have been deposited into that account in the absence of the approval of those proposals.

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As previously announced, on November 29, 2022, the Company entered into that certain agreement and plan of merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company and ESGL Holdings Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Company (“PubCo”), ESGH Merger Sub Corp., a Cayman Islands exempted company and wholly owned subsidiary of PubCo (“Merger Sub”), Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (the “ESGL”), and Quek Leng Chuang, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the shareholders (the “Shareholder Representative”), pursuant to which, among other things, (i) the Company will be merged with and into PubCo (the “Redomestication Merger”), with PubCo surviving the Redomestication Merger, and (ii) Merger Sub will be merged with and into ESGL (the “Acquisition Merger”), with ESGL surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the “Merger” or the “Business Combination”). The Merger Agreement provides that the outside date for the closing of the Business Combination is June 30, 2023 (the “Outside Date”). The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before June 30, 2023, the Outside Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before February 17, 2024. Under the circumstances, Genesis Unicorn Capital LLC (the “Sponsor”) wants to pay an extension amount that could potentially be less than the $1,725,000 for the extension provided by the Charter and Trust Agreement. However, this could be contrary to the interests of our remaining public stockholders, who may have less funds in the Trust Account than if the extension provision was not amended.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Sponsor or its affiliates will lend $517,500 (i.e. $0.06 per Public Share assuming no redemptions) to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as an Extension Payment, upon five days’ advance notice prior to February 17, 2023, and to extend the Combination Period to March 17, 2023. The Contribution will be deposited in the Trust Account within five business days prior to February 17, 2023. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment proposals are not approved.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment, the Trust Amendment, and the Net Tangible Asset Requirement Amendment are implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on the business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event the business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

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In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal, the Trust Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and the Net Tangible Asset Requirement Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88,824,794 of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 2,533,581 shares of common stock which include 2,156,250 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 377,331 shares of Class A common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or February 10, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of December 31, 2022, there was approximately $88,824,794 in the Trust Account. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Business Combination Period is extended for 12 months to February 17, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.36 per share (including estimated interest income), in comparison to the current redemption price of approximately $10.34 per share (including estimated interest income and assuming a redemption date of February 17, 2023). The closing price of the Company’s common stock on January 9, 2023 was $10.20. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal are not approved and we do not consummate a business combination by February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account each time), as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

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Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal and the affirmative vote of at least 65% of the Company’s outstanding common stock, including the Founder Shares and Private Shares, will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Extension Amendment and the Trust Amendment unless our stockholders approve both the Extension Amendment and the Trust Amendment. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on January 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on January 17, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The shares of the Company’s Class A and Class B common stock (“Common Stock”) represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about January 26, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is 11,201,706. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 5,600,854 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Trust Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 3 (Net Tangible Asset Requirement Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 4 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposals 1, 2 or 3 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

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Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares	No
Trust Amendment	65% of outstanding shares	No
Net Tangible Asset Requirement Amendment	Majority of outstanding shares	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions and broker non-votes will have the same effect as a vote against the first three proposals, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Factors to Consider

When you consider the recommendation of our Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, public stockholders will forfeit their right to receive $1,725,000 under the current Trust Agreement if we seek to extend the Combination Period for three months one time, or $3,450,000 if we seek to extend the Combination Period for three months two times, but do not consummate a business combination.

●	If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Company extends the Combination Period to February 17, 2024, the additional redemption amount added to the Trust Account will change from the current $0.20 per share for each three month period (or a per share redemption amount of approximately $0.27 (including estimated interest income)) to approximately $0.25 per share (including estimated interest income), assuming no redemptions (or a redemption amount of approximately $720,965 (including estimated interest income)) for each month (or an approximate total of $2,162,896 for each three month period).

●	On October 12, 2022, we issued an unsecured promissory note in the principal amount of up to $500,000 to the Sponsor. This note is non-interest bearing and payable upon the earlier of August 17, 2023 or the date on which we consummate our initial business combination. There is an outstanding balance of $250,000 on this note as of the date hereof. The loan will be repaid at the closing of the business combination, and therefore, funds available to the post-combination company will be reduced by that same amount. No funds from the Trust Account would be used to repay such loans in the event of our liquidation.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below). However, public stockholders will not be able to redeem their shares if the Board chooses to extend the Combination Period by causing the Sponsor or its affiliates or designees to deposit into the Trust Account $1,725,000 because we have the right to do so without the need for a separate stockholder vote under our current Charter and Trust Agreement.

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88,824,794 of marketable securities as of December 31, 2022.

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Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	our Sponsor has a fiduciary obligation to its respective members, and Samuel Lui (our President and Chief Financial Officer) is the controlling member of our Sponsor. Because Samuel Lui has a fiduciary obligation to both the Company and the Sponsor, he has a conflict of interest when voting for each of the proposals;

●	if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor will no longer be required to deposit into the Trust Account $1,725,000 prior to February 17, 2023;

●	if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, our Sponsor will deposit in the Trust Account only $0.06 for each Public Share that has not been redeemed for each one-month extension as an interest-free loan to be repaid by us upon consummation of an initial business combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation;

●	unless the Company consummates an initial business combination, the Company’s officers, directors and sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the IPO and private placement not deposited in the Trust Account;

●	with certain limited exceptions, 50% of the Company’s founder shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their shares of common stock for cash, securities or other property;

●	the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

●	because of these interests, our initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete a business combination of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. Based on the difference in the purchase price of $0.012 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Public Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the Company IPO and the Public Shareholders experience a negative rate of return following the Closing of the Business Combination;

●	the fact that Sponsor paid an aggregate of $25,000 (or approximately $0.012 per share) for its 2,156,250 Founders Shares and such securities may have a value of $21,562,500 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, our Sponsor could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is affected;

●	the fact that the Sponsor currently holds 377,331 Private Units which were purchased at a price of $10 per Private Unit, or an aggregate value of $3,773,310 and which have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effected;

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●	the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination; and

●	our Sponsor’s managing member is Samuel Lui, who is also our President and Chief Financial Officer. If an initial business combination is not completed, our Sponsor will lose an aggregate of approximately $25.9 million, comprised of the following:

●	approximately $22.0 million (based on the closing price of $10.20 per share of our Common Stock on the Nasdaq Stock Market as of January 9, 2023) of the 2,156,250 Founder Shares it holds; and

●	approximately $3.9 million (based on the closing price of $10.21 per public unit on the Nasdaq Stock Market as of January 9, 2023) of the 377,331 private units it holds.

Additionally, if the Extension Amendment Proposal, the Trust Amendment Proposal, and the Net Tangible Asset Requirement Amendment Proposal are approved and the Extension Amendment, the Trust Amendment and the Net Tangible Asset Requirement Amendment Proposal are implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Each of our directors is a citizen of a country other than the United States. In addition, ESGL, the company with which we entered into the Merger Agreement is a Cayman Islands exempted company incorporated in Cayman Islands with operations in Singapore and certain of its directors are citizens of countries other than the United States. While we believe that the nature of the Company’s business, and the nature of the businesses of ESGL should not make the transaction subject to U.S. foreign regulations or review by a U.S. government entity, it is possible that the Business Combination may be subject to a CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If the Business Combination falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination by February 17, 2023 (or February 17, 2024 if the Extension Amendment and Trust Amendment Proposals are approved by the stockholders and the Company extends the Business Combination Period to the fullest extent) because the review process drags on beyond such timeframe or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

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The Company may be affected by the Excise Tax included in the Inflation Reduction Act of 2022.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because we are a Delaware corporation and our securities are trading on Nasdaq, we will be a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the excise tax, the Excise Tax may apply to any redemptions of our common stock after December 31, 2022, including redemptions in connection with an initial Business Combination, extension vote or otherwise, unless an exemption is available. Generally, issuances of securities by us in connection with an initial Business Combination transaction (including any PIPE transaction at the time of an initial Business Combination) would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year, but the number of securities redeemed may exceed the number of securities issued.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a Business Combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the Business Combination, extension or otherwise, (ii) the structure of a Business Combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a Business Combination (or otherwise issued not in connection with a Business Combination but issued within the same taxable year of a redemption) and (iv) the content of regulations and other guidance from the Treasury. In addition, because the Excise Tax would be payable by the Company and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. Further, the application of the Excise Tax in the event of a liquidation is uncertain. Consequently, the Excise Tax may make a transaction with us less appealing to potential Business Combination targets and reduce the value of the shares of the Company held by non-redeeming shareholders.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We shall not be permitted to use the proceeds placed in the Trust Account and the interest earned thereon to pay any Excise Taxes imposed under the IR Act on any redemptions or stock buybacks by the Company. In the event an Excise Tax is imposed on us pursuant to the IR Act in relation to any future redemptions of securities as described herein, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to pay such tax timely. Our Sponsor agrees not to seek recourse from the Trust Account for such tax payment.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal and the Adjournment Proposal.

●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

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Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Genesis Unicorn Capital Corp., 281 Witherspoon Street, Suite 120, Princeton, NJ, 08540; Attention: Secretary, or call the Company promptly at (609) 466-0792.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to Genesis Unicorn Capital Corp., 281 Witherspoon Street, Suite 120, Princeton, NJ, 08540; Attention: Secretary.

Conversion Rights

Pursuant to our currently existing Charter, any holders of our Public Shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $88,824,794 on December 31, 2022, the estimated per share conversion price would have been approximately $10.30 (including estimated interest income).

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In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on February 10, 2023 (two business days before the Special Meeting) that we convert your Public Shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your Public Shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your Public Shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal and Trust Amendment Proposal are approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial business combination by February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account each time), we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our warrants to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying Public Shares and public warrants prior to exercising conversion rights with respect to the Public Shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into Public Shares and public warrants. This must be completed far enough in advance to permit the mailing of the Public Share certificates back to you so that you may then exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of Public Shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the Public Shares upon the separation of the Public Shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your Public Shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 11,201,706 shares of the Company’s common stock issued and outstanding, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the warrants included in the units or the private warrants issued pursuant to the Company’s initial public offering as these warrants are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner(1)	Number of Shares of Class A Common Stock Beneficially Owned	Number of Shares of Class B Common Stock Beneficially Owned (2)	Approximate Percentage of Outstanding Shares

Founders, Directors and Executive Officers

Genesis Unicorn Capital, LLC (3)	377,331	1,953,250	20.8%
Adeoye Olukotun	——	30,000	*
Samuel Lui(3)	377,331	1,953,250	20.8%
Niel Starksen	——	20,000	*
Juan Fernandez Pascual (4)	——	20,000	*
Grainne Coen	——	30,000	*
Ernest Fong	——	30,000	*
Chung Fan Cheng	——	25,000	*
Teck-Yong Heng	——	25,000	*
All directors and officers as a group (eight individuals)	377,331	2,133,250	22.4%

5% or greater beneficial owners

Boothbay Fund Management, LLC(5)	620,000	——	6.9%
Beryl Capital Management, LLC(6)	620,000	——	6.9%

*	Less than one percent.
(1)	Unless otherwise indicated, the business address of each of our officers, directors and Sponsor is 281 Witherspoon Street, Suite 120, Princeton, New Jersey 08540.
(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B common stock. Founder Shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment, as described in the section of the Initial Public Offering prospectus entitled “Description of Securities”.
(3)	Genesis Unicorn Capital, LLC, our Sponsor, is the record holder of the securities reported herein. Samuel Lui, is the sole member and manager of our Sponsor. By virtue of this relationship, Samuel Lui, our president, chief financial officer and a director, may be deemed to share beneficial ownership of the securities held of record by our Sponsor.
(4)	Excludes an aggregate of 30,000 Founder Shares presently held by our Sponsor which our Sponsor has contractually agreed (in a separate agreement with Mr. Pascual) to transfer to Mr. Pascual at the time of our Business Combination.
(5)	Number of shares beneficially owned by the named stockholder is based on Schedule 13G filed by the named stockholder. The securities are held by one or more private funds (the “Funds”), which are managed by Boothbay Fund Management, LLC, a Delaware limited liability company (the “Adviser”). Ari Glass is the Managing Member of the Adviser. Certain subadvisors (“Subadvisors”) have been delegated the authority to act on behalf of the Funds, including exclusive authority to vote and/or direct the disposition of certain Shares held by the Fund, and such Shares may be reported in regulatory filings made by such Subadvisors. This report shall not be deemed an admission that the Adviser, the Funds or any other person is the beneficial owner of the securities reported herein for purposes of Section 13 of the Exchange Act, or for any other purpose. Each of the persons named herein disclaims beneficial ownership of the securities reported herein except to the extent of the reporting person’s pecuniary interest therein. The address of the listed stockholder is 140 East 45th Street, 14th Floor, New York, NY 10017.
(6)	Based on Schedule 13G filed by the named stockholder. Beryl Capital Management LLC, Beryl Capital Management LP, Beryl Capital Partners II LP and David A. Witkin (collectively, the “Filers”). Each Filer disclaims beneficial ownership of the Stock except to the extent of that person’s pecuniary interest therein. The address of the listed stockholder is 1611 S. Catalina Ave., Suite 309, Redondo Beach, CA 90277

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PROPOSAL 1: THE EXTENSION AMENDMENT

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to permit the Board to extend the date by which the Company has to consummate a business combination from February 17, 2023 to February 17, 2024 (the termination date as may be so extended, the “Extended Date”) by depositing into the Trust Account $0.06 for each that Public Share that has not been redeemed for each such one-month extension. We refer to this proposal as the “Extension Amendment Proposal.” All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

If the Extension Amendment is approved, the Sponsor or its affiliates will lend $517,500 (i.e. $0.06 per Public Share assuming no redemptions) to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as an Extension Payment, upon five days’ advance notice prior to February 17, 2023, and to extend the Combination Period to March 17, 2023. The Contribution, if necessary, will be deposited in the Trust Account within five business days prior to February 17, 2023. The Company’s Sponsor or its affiliates will not make any Contribution unless the Extension Amendment and the Trust Amendment Proposals are approved. If the Extension Amendment Proposal and the Trust Amendment Proposal are not approved or if the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment and the Trust Amendment Proposals are not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to give the right to extend the Combination Period from February 17, 2023 to February 17, 2024 to complete a business combination by depositing $0.06 for each that Public Share that has not been redeemed into the Trust Account.

On November 29, 2022, the Company entered into that certain agreement and plan of merger (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company and ESGL Holdings Limited, a Cayman Islands exempted company and wholly owned subsidiary of the Company (“PubCo”), ESGH Merger Sub Corp., a Cayman Islands exempted company and wholly owned subsidiary of PubCo (“Merger Sub”), Environmental Solutions Group Holdings Limited, a Cayman Islands exempted company (the “ESGL”), and Quek Leng Chuang, solely in his capacity as the shareholder representative, agent and attorney-in-fact of the shareholders (the “Shareholder Representative”), pursuant to which, among other things, (i) the Company will be merged with and into PubCo (the “Redomestication Merger”), with PubCo surviving the Redomestication Merger, and (ii) Merger Sub will be merged with and into ESGL (the “Acquisition Merger”), with ESGL surviving the Acquisition Merger as a direct wholly owned subsidiary of PubCo (collectively, the “Merger” or the “Business Combination”). The Merger Agreement provides that the outside date for the closing of the Business Combination is June 30, 2023 (the “Outside Date”). Following the Business Combination, PubCo expects its ordinary shares to be traded on the Nasdaq Stock Market.

The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before June 30, 2023, the Outside Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before February 17, 2024. Under the circumstances, Genesis Unicorn Capital, LLC (the “Sponsor”) wants to pay an extension amount that could potentially be less than the $1,725,000 for the extension provided by the Charter and Trust Agreement. However, this could be contrary to the interests of our remaining public stockholders, who may have less funds in the Trust Account than if the extension provision was not amended.

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After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor or its affiliates will lend $517,500 (i.e. $0.06 per Public Share assuming no redemptions) to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as an Extension Payment, upon five days’ advance notice prior to February 17, 2023, and to extend the Combination Period to March 17, 2023. The Contribution will be deposited in the Trust Account within five business days prior to February 17, 2023. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

If the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the final Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding Public Shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal, the Trust Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal are not approved.

Risks related to Potential Application of the Investment Company Act

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds, which primarily invest in U.S. Treasury Bills. There is uncertainty under the Investment Company Act of 1940 (the “Investment Company Act”) whether special purpose acquisition companies, or “SPACs,” could become subject to regulation under the Investment Company Act. The longer that the funds in the trust account are held in U.S. government securities or in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case a claim could be made that we have been operating as an unregistered investment company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the trust account at any time and instead hold all funds in the trust account in a bank deposit account in order to mitigate the risks of falling within the definition of “investment company” under the Investment Company Act.

If we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds and for which we would not have sufficient time to comply with prior to the expiration of time to complete a business combination. As a result, if we were deemed to be an investment company, we would expect to abandon our efforts to complete an initial business combination and instead to liquidate and dissolve. If we are required to liquidate and dissolve, our investors would lose the opportunity to invest in a target company and would not be able to realize the benefits of owning shares in the post-business combination company, including the potential appreciation of our share price following such a transaction. In addition, in the event of our liquidation and dissolution, our warrants would expire worthless.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding Public Shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal, and the Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal, the Trust Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal are approved by the requisite vote of stockholders, the remaining holders of Public Shares will retain their right to redeem their Public Shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment and the Net Tangible Asset Requirement Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $88,824,794 of marketable securities as of December 31, 2022. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors, hold the right to vote over an aggregate of 2,533,581 shares of common stock which include 2,156,250 shares of our Class B common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 377,331 shares of Class A common stock that make up part of the units, which we refer to as the “Private Placement Units”, that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or February 10, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

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As of December 31, 2022, there was approximately $88,824,794 in the Trust Account. If the Extension Amendment Proposal, the Trust Amendment Proposal and the Net Tangible Asset Requirement Amendment Proposal are approved and the Business Combination Period is extended for 12 months to February 17, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $11.36 per share (including estimated interest income), in comparison to the current redemption price of approximately $10.34 per share (including estimated interest income and assuming a redemption date of February 17, 2023). The closing price of the Company’s common stock on January 9, 2023 was $10.20. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal, the Trust Amendment Proposal, the Net Tangible Asset Requirement Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account each time), as contemplated by our IPO prospectus and in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Placement Units.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment and Trust Amendment unless our stockholders approve the Extension Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on January 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Extension Amendment Proposal.

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PROPOSAL 2: THE TRUST AMENDMENT PROPOSAL

A proposal to amend the Company’s investment management trust agreement, dated as of February 14, 2022 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to provide that the time for the Company to complete its initial business combination (the “Business Combination Period”) under the Trust Agreement shall be February 17, 2023 to February 17, 2024 and to the extent the Charter is amended to extend the Business Combination Period (the “Trust Amendment”) by depositing into the Trust Account $0.06 for each issued and outstanding Public Share that has not been redeemed for each such one-month extension (each an “Extension Payment”) (we refer to this proposal as the “Trust Amendment Proposal”). A copy of the proposed Trust Amendment is attached hereto as Annex B.

Reasons for the Trust Amendment

The purpose of the Trust Amendment Proposal is to give the Company the right to extend the Business Combination Period from February 17, 2023 to February 17, 2024 by depositing into the Trust Account $0.06 for each Public Share that has not been redeemed for each such one-month extension to the extent the Charter is amended to extend the Business Combination Period. Therefore, if this Trust Amendment Proposal and the Extension Amendment Proposal are approved, the amount of funds deposited into the Trust Account in connection with extensions of time to complete the business combination will be different than what would have been deposited into that account in the absence of the approval of those proposals.

The current Charter and Trust Agreement provide that the Company has until February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account each time) to complete a business combination without the payment of additional amounts into the Trust Account.

On November 29, 2022, the Company announced that it had entered into a definitive agreement for the proposed Business Combination with ESGL. The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there may not be sufficient time before June 30, 2023, the Outside Date, to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before February 17, 2024. Under the circumstances, Genesis Unicorn Capital, LLC(the “Sponsor”) wants to pay an extension amount that could potentially be less than the $1,725,000 for the extension provided by the Charter and Trust Agreement. However, this could be contrary to the interests of our remaining public stockholders, who may have less funds in the Trust Account than if the extension provision was not amended.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal and Trust Amendment Proposal are approved, the Sponsor or its affiliates will lend $517,500 (i.e. $0.06 per Public Share assuming no redemptions) to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as an Extension Payment, upon five days’ advance notice prior to February 17, 2023, and to extend the Combination Period to March 17, 2023. The Contribution will be deposited in the Trust Account within five business days prior to February 17, 2023. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account.

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If the Trust Amendment Is Not Approved

If the Trust Amendment Proposal is not approved, and we do not consummate an initial business combination by February 17, 2023 (or August 17, 2023 if the Board chooses to extend the period of time to consummate a business combination two times by an additional 3 months by causing the Sponsor or its affiliates or designees to deposit $1,725,000 into the Trust Account each time), we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our warrants that convert into Common Stock will be worthless.

The Company’s initial stockholders have waived their rights to participate in any liquidation distribution with respect to their insider shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will be worthless in the event we wind up. The Company will pay the costs of liquidation from its remaining assets outside of the Trust Account.

If the Trust Amendment Proposal Is Approved

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except in connection with our completion of the Proposed Business Combination or in connection with our liquidation if we do not complete an initial business combination by the applicable termination date. The Company will then continue to attempt to consummate a business combination until the applicable termination date or until the Company’s Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable termination date as described below and does not wish to seek an additional extension.

Required Vote

Subject to the foregoing, the affirmative vote of at least 65% of all then outstanding shares of Common Stock of the Company voting together as a single class held by the Company’s stockholders of record as of a record date established in accordance with Section 213(a) of the Delaware General Corporation Law, as amended (or any successor rule), will be required to approve the Trust Amendment Proposal. Our Board will abandon and not implement the Trust Amendment Proposal unless our stockholders approve both the Extension Amendment Proposal and Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. Notwithstanding stockholder approval of the Extension Amendment Proposal and Trust Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment and Trust Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on January 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s Common Stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any business combination at this time. If the Trust Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the applicable termination date.

Recommendation

The Company’s Board considered that its Sponsor would be willing to make the $517,500 (assuming no Public Shares will be redeemed) Contribution to the Company as an interest-free loan to fund an Extension Payment for the extension, but may not be willing to deposit into the Trust Account the $1,725,000 required for the same extension under the terms of the current Charter and Trust Agreement. The Company’s Board recommends that you vote “FOR” the Trust Amendment Proposal.

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PROPOSAL 3: THE NET TANGIBLE ASSET REQUIREMENT AMENDMENT PROPOSAL

A proposal to amend Section 9.2(a) (the “NTA Requirement”) in the Charter by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering” (we refer to this proposal as the “Net Tangible Asset Requirement Amendment Proposal”).

Reasons for the Net Tangible Asset Requirement Amendment

Section 9.2(a) in the existing Charter currently provides, “Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.” The purpose of this Section 9.2(a) was to ensure that, in connection with its initial business combination, the Company would continue, as it has since its IPO, to not be subject to the “penny stock” rules of the SEC, and therefore not a “blank check company” as defined under Rule 419 of the Securities Act because it complied with Rule 3a51-1(g)(1) (the “NTA Rule”).

The Company is proposing to amend its existing Charter to modify the NTA Requirement by deleting the existing Section 9.2(a) and replacing it with the following: “9.2(a) Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended. Notwithstanding anything to the contrary contained in this Amended and Restated Certificate, there shall be no Redemption Rights or liquidating distributions with respect to any warrant issued pursuant to the Offering.” The NTA Rule is one of several exclusions from the “penny stock” rules of the SEC and the Company believes that it may rely on another exclusion, which relates to it being listed on the Nasdaq Global Market (Rule 3a51-1(a)(2)) (the “Exchange Rule”). Therefore, the Company intends to rely on the Exchange Rule to not be deemed a penny stock issuer.

26

Rule 419 blank check companies and “penny stock” issuers

As disclosed in the IPO prospectus, because the net proceeds of the Company’s IPO were to be used to complete an initial business combination with a target business that had not been selected at the time of the IPO, the Company may be deemed to be a “blank check company”. Under Rule 419 of the Securities Act the term “blank check company” means a company that (i) is a development stage company that has no specific business plan or purpose or has indicated that its business plan is to engage in a merger or acquisition with an unidentified company or companies, or other entity or person; and (ii) is issuing “penny stock,” as defined in Rule 3a51-1 under the Exchange Act. Rule 3a51-1 sets forth that that term “penny stock” shall mean any equity security, unless it fits within certain enumerated exclusions including the Net Tangible Asset Rule and the Exchange Rule.

Reliance on Rule 3a51-1(a)(2)

The Exchange Rule excludes from the definition of “penny stock” a security that is registered, or approved for registration upon notice of issuance, on a national securities exchange, or is listed, or approved for listing upon notice of issuance on, an automated quotation system sponsored by a registered national securities association, that has established initial listing standards that meet or exceed the criteria set forth in the Exchange Rule. The Company’s securities are listed on the Nasdaq Global Market and have been so listed since the consummation of the its IPO. The Company believes that the Nasdaq Global Market has initial listing standards that meet the criteria identified in the Exchange Rule and that it can therefore rely on the Exchange

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Net Tangible Asset Requirement Amendment Proposal. The approval of the Net Tangible Asset Requirement Amendment is not conditioned on the approval of Extension Amendment Proposal and the Trust Amendment Proposal. Notwithstanding stockholder approval of the Net Tangible Asset Requirement Amendment Proposal, our Board will retain the right to abandon and not implement the Net Tangible Asset Requirement Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on January 17, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any business combination at this time. If the Net Tangible Asset Requirement Amendment is implemented and you do not elect to redeem your Public Shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your Public Shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Company’s Board recommends that you vote “FOR” the Net Tangible Asset Requirement Amendment Proposal.

27

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the special meeting (who has agreed to act accordingly) to adjourn the special meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal in this proxy statement. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the special meeting to a later date (which he would otherwise have under the Chairman) in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the other proposal.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the special meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

28

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment, the Trust Amendment, Net Tangible Asset Requirement Amendment or the Adjournment by contacting us at the following address or telephone number:

Genesis Unicorn Capital Corp.

281 Witherspoon Street, Suite 120

Princeton, New Jersey 08540

(609) 466-0792

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than February 9, 2023.

29

Annex A

Extension Amendment

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

GENESIS UNICORN CAPITAL CORP.

[●], 2023

Genesis Unicorn Capital Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “Genesis Unicorn Capital Corp.” The original certificate of incorporation (the “Original Certificate”) was filed with the Secretary of State of the State of Delaware on February 23, 2021.

2. On February 11, 2022, in connection with the IPO, the Company adopted its Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”).

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Section 9.1(c) of Article IX is hereby amended and restated to read in full as follows:

“In the event that the Corporation does not consummate a Business Combination within twelve (12) months after the consummation of the Offering, the Board of Directors of the Corporation may extend the period of time to consummate a Business Combination up to twelve (12) times, each by an additional period of one (1) month, for an aggregate of twelve (12) additional months, provided that (i) for each such extension the Sponsor (or its affiliates or designees) must deposit into the Trust Account an amount of $0.06 for each issued and outstanding share of common stock issued in the IPO that has not been redeemed; and (ii) the procedures relating to any such extension, as set forth in the Investment Management Trust Agreement between the Corporation and Continental Stock Transfer & Trust Company, shall have been complied with. The total amount of such deposits will be added to the proceeds from the Offering to be held in the Trust Account and shall be used to fund the redemption of the Offering Shares in accordance with this Article IX.”

5. The text of Section 9.2(a) of Article IX is hereby amended and restated to read in full as follows:

“Prior to the consummation of the initial Business Combination, the Corporation shall provide all holders of Offering Shares with the opportunity to have their Offering Shares redeemed upon the consummation of the initial Business Combination or upon the vote of a proposal to amend the Amended and Restated Certificate pursuant to, and subject to the limitations of, Sections 9.2(b) and 9.2(c) (such rights of such holders to have their Offering Shares redeemed pursuant to such Sections, the “Redemption Rights”) hereof for cash equal to the applicable redemption price per share determined in accordance with Section 9.2(b) hereof (the “Redemption Price”); provided, however, that the Corporation shall not redeem Offering Shares (i) in an amount that would cause the Corporation to have net tangible assets to be less than $5,000,001 (such limitation hereinafter called the “Redemption Limitation”) either immediately prior to or upon consummation of the initial Business Combination and after payment of any underwriters’ fees and commissions or any greater net tangible assets or cash requirement which may be contained in the agreement relating to the initial Business Combination, or (ii) otherwise is exempt from the provisions of Rule 419 promulgated under the Securities Act of 1933, as amended.”

6. The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

“Additional Redemption Rights. If, in accordance with Section 9.1(a), any amendment is made to this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within the completion window or (b) with respect to any other material provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its taxes, divided by the number of then outstanding Offering Shares.”

A-1

IN WITNESS WHEREOF, Genesis Unicorn Capital Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

Genesis Unicorn Capital Corp.

By:
Name:	Samuel Lui
Title:	President and Chief Financial Officer

A-2

Annex B

PROPOSED AMENDMENT

TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 1 (this “Amendment”), dated as of ___, 2023, to the Investment Management Trust Agreement (as defined below) is made by and between Genesis Unicorn Capital Corp. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated February 14, 2022 (the “Trust Agreement”);

WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Trust Account under the circumstances described therein; and

WHEREAS, at a Special Meeting of the Company held on February 14, 2023, the Company’s stockholders approved (i) a proposal to amend the Company’s amended and restated certificate of incorporation (the “Second A&R COI”) giving the Company the right to extend the date by which it has to consummate a business combination for 12 months from February 17, 2023 to February 17, 2024, and (ii) a proposal to amend the Trust Agreement to extend the term by which the Company has to consummate a business combination to from February 17, 2023 to February 17, 2024 in exchange for the Company depositing $0.06 for each issued and outstanding share of common stock issued in the IPO that has not been redeemed for each one-month extension into the Trust Account as provided for in the Second A&R COI.

NOW THEREFORE, IT IS AGREED:

1. Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Chairman (or Co-Chairman) of the Board of Directors (the “Board”), Secretary or other authorized officer of the Company and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee upon the date which is, the later of (i) the 12 month anniversary (“Initial Business Combination Period”) of the closing of the IPO or (ii) provided that prior to the expiration of the Initial Business Combination Period, there is deposited into the Trust Account the sum of $0.06 for each issued and outstanding share of common stock issued in the IPO that has not been redeemed for each such one-month extension for up to twelve (12) such extensions not to exceed 24 months from the anniversary of the IPO (the “Extension Period”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and the Property in the Trust Account, including interest earned on the funds held in the Trust Account (net of amounts withdrawn in accordance with this Agreement and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) and distributed to the Public Stockholders of record as of such date.

B-1

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:	Francis E. Wolf, Jr.
Title:	Vice President

GENESIS UNICORN CAPITAL CORP.

By:
Name:	Samuel Lui
Title:	President and Chief Financial Officer

B-2

PROXY CARD

GENESIS UNICORN CAPITAL CORP.

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Samuel Lui as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of Genesis Unicorn Capital Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on February 14, 2023 at 9:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated January 25, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION FROM FEBRUARY 17, 2023 TO FEBRUARY 17, 2024.

For ☐        Against ☐        Abstain ☐

2.	PROPOSAL 2. TRUST AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S INVESTMENT MANAGEMENT TRUST AGREEMENT, DATED AS OF FEBRUARY 14, 2022 (THE “TRUST AGREEMENT”), BY AND BETWEEN THE COMPANY AND CONTINENTAL STOCK TRANSFER & TRUST COMPANY TO PROVIDE THAT THE TIME FOR THE COMPANY TO COMPLETE ITS INITIAL BUSINESS COMBINATION (THE “BUSINESS COMBINATION PERIOD”) UNDER THE TRUST AGREEMENT SHALL BE EXTENDED FROM FEBRUARY 17, 2023 TO FEBRUARY 17, 2024 AND TO THE EXTENT THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION IS AMENDED TO EXTEND THE BUSINESS COMBINATION PERIOD BY DEPOSITING INTO THE TRUST ACCOUNT $0.06 FOR EACH ISSUED AND OUTSTANDING SHARE OF COMMON STOCK ISSUED IN THE IPO THAT HAS NOT BEEN REDEEMED FOR EACH SUCH ONE-MONTH EXTENSION.

For ☐        Against ☐        Abstain ☐

3

PROPOSAL 3. NET TANGIBLE ASSET REQUIREMENT AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO DELETE THE EXISTING SECTION 9.2(A) AND REPLACE IT WITH THE FOLLOWING: “9.2(A) PRIOR TO THE CONSUMMATION OF THE INITIAL BUSINESS COMBINATION, THE CORPORATION SHALL PROVIDE ALL HOLDERS OF OFFERING SHARES WITH THE OPPORTUNITY TO HAVE THEIR OFFERING SHARES REDEEMED UPON THE CONSUMMATION OF THE INITIAL BUSINESS COMBINATION OR UPON THE VOTE OF A PROPOSAL TO AMEND THE AMENDED AND RESTATED CERTIFICATE PURSUANT TO, AND SUBJECT TO THE LIMITATIONS OF, SECTIONS 9.2(B) AND 9.2(C) (SUCH RIGHTS OF SUCH HOLDERS TO HAVE THEIR OFFERING SHARES REDEEMED PURSUANT TO SUCH SECTIONS, THE “REDEMPTION RIGHTS”) HEREOF FOR CASH EQUAL TO THE APPLICABLE REDEMPTION PRICE PER SHARE DETERMINED IN ACCORDANCE WITH SECTION 9.2(B) HEREOF (THE “REDEMPTION PRICE”); PROVIDED, HOWEVER, THAT THE CORPORATION SHALL NOT REDEEM OFFERING SHARES (I) IN AN AMOUNT THAT WOULD CAUSE THE CORPORATION TO HAVE NET TANGIBLE ASSETS TO BE LESS THAN $5,000,001 (SUCH LIMITATION HEREINAFTER CALLED THE “REDEMPTION LIMITATION”) EITHER IMMEDIATELY PRIOR TO OR UPON CONSUMMATION OF THE INITIAL BUSINESS COMBINATION AND AFTER PAYMENT OF ANY UNDERWRITERS’ FEES AND COMMISSIONS OR ANY GREATER NET TANGIBLE ASSETS OR CASH REQUIREMENT WHICH MAY BE CONTAINED IN THE AGREEMENT RELATING TO THE INITIAL BUSINESS COMBINATION, OR (II) OTHERWISE IS EXEMPT FROM THE PROVISIONS OF RULE 419 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AMENDED AND RESTATED CERTIFICATE, THERE SHALL BE NO REDEMPTION RIGHTS OR LIQUIDATING DISTRIBUTIONS WITH RESPECT TO ANY WARRANT ISSUED PURSUANT TO THE OFFERING”.

For ☐        Against ☐        Abstain ☐

4.	PROPOSAL 4. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IF, BASED UPON THE TABULATED VOTE AT THE TIME OF THE MEETING, THERE ARE NOT SUFFICIENT VOTES TO APPROVE PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

For ☐        Against ☐        Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one):         Yes           No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.